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                                                                   EXHIBIT 10.19

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                             SUBORDINATION AGREEMENT
                           GRANTED BY GRAND CASINOS OF
                         LOUISIANA, LLC - TUNICA-BILOXI
                         IN FAVOR OF THE COTTONPORT BANK

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                  This Subordination Agreement (the "Agreement") is entered into as of February 15, 1999, by:

                  GRAND CASINOS OF LOUISIANA LLC -TUNICA-BILOXI (hereinafter referred to as "Grand Casinos-TB"), a Minnesota limited liability company, whose permanent mailing address is 130 Chesire Lane, Minnetonka, Minnesota, 55305, represented herein by Timothy Cope, its duly authorized Chief Financial Officer.

Grand Casinos-TB hereby represents, covenants and agrees as follows:

1. As used herein, the term "Subordinated Claims" shall mean all debts, liabilities and obligations of the Tunica-Biloxi Tribe of Louisiana (hereinafter referred to as the "Tribe"), a federally recognized Indian tribe, to Grand Casinos-TB, whether such debts, liabilities and obligations now exist or are hereafter incurred or arise, or whether the obligation of the Tribe thereon be direct, contingent, primary, secondary, joint and several, or otherwise, and irrespective of whether such debts, liabilities or obligations are evidenced by note, contract, open account or otherwise, and irrespective of the person or entity in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Grand Casinos-TB. Without limiting the foregoing, the term Subordinated Claims includes the following existing debts, liabilities and obligations owed by the Tribe to Grand Casinos-TB under:

         (a) That certain Amended and Restated Management and Construction Agreement between the Tribe and Grand Casinos-TB, as successor to Grand Casinos of Louisiana, Inc. - Tunica-Biloxi (hereinafter referred to as "GCL, Inc.."), a Minnesota corporation, dated November 1, 1991 (herein referred to as the "Management Agreement"); and

         (b) That certain Amended and Restated Tunica-Biloxi Tribe of Louisiana Security Agreement dated November 1, 1991, between the Tribe, as the debtor, and Grand-Casinos-TB (as successors to GCL, Inc.), as the secured party (herein referred to as the "Grand Casinos-TB Security Agreement"); and

         (c) That certain UCC-1 Financing Statement executed by the Tribe, as the debtor, in favor of Grand Casinos-TB (as successors to GCL, Inc.), as the secured party, filed on April 7, 1992, in the public records of Avoyelles Parish, Louisiana, under Original File No. 05-920792, as continued by





                        SUBORDINATION AGREEMENT -- PAGE 1

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         Continuation Statement filed in the public records of Avoyelles Parish,
         Louisiana, under File No. 05-970190 (herein referred to as the "Grand Casino-TB Financing Statement"); (herein collectively referred to as the "Existing Subordinated Claims").

2. For and in consideration of the Cottonport Indebtedness (herein defined) under the Cottonport Documents (herein defined), and in order to induce the Cottonport Bank ("Cottonport Bank"), acting in its discretion in each instance, to make loans or otherwise to give, grant or extend credit at any time or times to the Tribe under the Cottonport Documents, Grand Casinos-TB hereby agrees:

         (a) To subordinate, and does hereby subordinate, the payment by the Tribe of the Subordinated Claims, together with any and all interest accrued or to accrue thereon, to the payment to Bank of any and all debts, liabilities and obligations for which the Tribe may now or hereafter be under obligation to Cottonport Bank (the "Cottonport Indebtedness"), under:

                  (i) that certain Commercial Loan Agreement dated March 14, 1997, between Cottonport Bank, as lender, and the Tribe, as borrower (herein referred to as the "Loan Agreement");

                  (ii) that certain Promissory Note dated March 14, 1997, executed by the Tribe in favor of Cottonport Bank in the original principal sum of $16,500,000.00 (herein referred to as the "Note");

                  (iii) that certain Commercial Security Agreement dated March 14, 1997, executed by the Tribe, as debtor, in favor of Cottonport Bank, as secured party, which agreement covers certain bank accounts and gaming equipment more fully described therein (the "Cottonport Security Agreement"); and

                  (iv) that certain Non Standard Financing Statement executed by the Tribe, as the debtor, in favor of the Cottonport Bank, as the secured party, on or about March 14, 1997, regarding the Collateral (as defined in the Cottonport Security Agreement) which instrument has or soon will be recorded in the public records of Avoyelles Parish, Louisiana, (the Loan Agreement, Note, Cottonport Security Agreement and Cottonport Financing Statement are sometimes collectively referred to as the "Cottonport Documents").

                  (whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligation of the Tribe thereon be direct, contingent, primary, secondary, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account or otherwise).



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         (b)      Not to ask, demand, sue for, take or receive all or any part of the Subordinated Claims, or any interest thereon, unless or until that portion of the Cottonport Indebtedness then due shall have been fully paid and discharged; provided however, unless and until Cottonport Bank notifies Grand Casinos-TB at the address noted above that an Event of Default has occurred under the terms of the Loan Agreement, Grand Casinos-TB may continue to receive scheduled payments from the Tribe under the Existing Subordinated Claims;

         (c) That, if any payment(s) is (are) made on account of the Subordinated Claims contrary to the terms of this Agreement, each and every amount so paid shall be held in trust by Grand Casinos-TB on behalf of Cottonport Bank and Grand Casinos-TB will promptly pay such amounts to Cottonport Bank to be credited and applied to any Cottonport Indebtedness (principal and/or interest) then owing to Cottonport Bank by the Tribe, whether matured or unmatured;

         (d) That any liens, security interests, judgments liens, charges or other encumbrances upon the Tribe's assets securing payment of the Subordinated Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon the Tribe's assets securing payment of the Cottonport Indebtedness;

         (e) If Grand Casinos-TB forecloses upon any of the Subordinated Claims or obtains possession of the Tribe's property in lieu of foreclosure, all assets of the Tribe or proceeds thereof obtained thereby shall be held in trust by Grand Casinos-TB on behalf of Cottonport Bank and Grand Casinos-TB will promptly pay such amounts to Cottonport Bank to be credited and applied to any Cottonport Indebtedness (principal and/or interest) then owing to Cottonport Bank by the Tribe, whether matured or unmatured;

         (f) That, upon any distribution of the assets or readjustment of indebtedness of the Tribe, whether by reason of reorganization, liquidation, dissolution, bankruptcy, receivership, assignment for the benefit of creditors, or any other action or proceeding involving the readjustment of all or any of the Subordinated Claims, or the application of assets of the Tribe to the payment or liquidation thereof, either in whole or in part, Cottonport Bank shall be entitled to receive payment in full of any and all of the Cottonport Indebtedness then owing to Cottonport Bank by the Tribe prior to the payment of all or any portion of the Subordinated Claims; and

         (g) Not to transfer, assign, encumber or subordinate at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Claims, either principal or interest, unless such is done expressly subject to the terms and provisions of this Agreement.



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4.       This Agreement is complete and effective upon execution by Grand
         Casinos-TB and delivery of this Agreement to Cottonport Bank.

5. This is a continuing Agreement and shall remain in full force and effect and be binding upon Grand Casinos-TB and its legal representatives, successors or assigns, until all of the Cottonport Indebtedness has been paid in full and the aforesaid Loan Agreement has been terminated.

6. This Agreement shall be deemed to be made under and shall be governed by the laws of the State of Louisiana in all respects, including matters of construction, validity and performance.

7. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Cottonport Bank and Grand Casinos-TB.

8. Cottonport Bank will not alter, modify or amend any of the Cottonport Documents with the prior written consent of Grand Casinos-TB, which consent will not be unreasonably withheld.


                              GRAND CASINOS OF LOUISIANA , LLC --TUNICA-BILOXI


                              By:  /s/ Timothy Cope
                                 ------------------------------------------
                                 Timothy Cope, Its Chief Financial Officer


ACCEPTED:

THE COTTONPORT BANK


By
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                      , its
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Date:
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